                                                            Exhibit 10.18
                                                            -------------



                               VOTING AGREEMENT


          This Voting Agreement, dated as of November 18, 1994 (this "Agreement"), is by and among Continental Cablevision, Inc., a Delaware corporation ("Acquiror"), Providence Journal Company, a Rhode Island corporation (the "Company"), each person or entity listed as an "Acquiror Stockholder" on the signature pages hereof (each, an "Acquiror Stockholder") and each person or entity listed as a "Providence Journal Company Stockholder" on the signature pages hereof (each, a "PJC Stockholder").

          WHEREAS, each Acquiror Stockholder owns the number of shares of (i) Class A Common Stock, par value $.01 per share, of Acquiror ("Acquiror Class A Common Stock"), (ii) Class B Common Stock, par value $.01 per share, of Acquiror ("Acquiror Class B Common Stock") and (iii) Series A Convertible Preferred Stock, par value $.01 per share, of Acquiror ("Acquiror Preferred Stock") set forth opposite such Acquiror Stockholder's name on Exhibit A hereto (all shares
                                                   ---------
of Acquiror Class A Common Stock, Acquiror Class B Common Stock and Acquiror Preferred Stock now owned and which may hereafter be acquired by the Acquiror Stockholders prior to the termination of this Agreement shall be referred to herein as the "Acquiror Shares");

          WHEREAS, each PJC Stockholder owns the number of shares of (i) Class A Common Stock, par value $2.50 per share, of the Company ("Providence Journal Class A Common Stock") and (ii) Class B Common Stock, par value $2.50 per share, of the Company ("Providence Journal Class B Common Stock") set forth opposite such PJC Stockholder's name on Exhibit B hereto (all shares of Providence
                               ---------
Journal Class A Common Stock and Providence Journal Class B Common Stock now owned and which may hereafter be acquired by the PJC Stockholders prior to the termination of this Agreement, shall be referred to herein as the "Providence Journal Shares");

          WHEREAS, the Company and Acquiror propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, that the Company will merge with Acquiror pursuant to the Merger (this and other capitalized terms used and not defined herein shall have the meanings given to such terms in the Merger Agreement) contemplated by the Merger Agreement;

          WHEREAS, it is a condition to the willingness of Acquiror to enter into the Merger Agreement that each PJC Stockholder agree, and in order to induce Acquiror to enter into the Merger Agreement, each PJC Stockholder has agreed, to enter into this Agreement; and

          WHEREAS, it is a condition to the willingness of the Company to enter into the Merger Agreement that each Acquiror Stockholder agree, and in order to induce the Company to enter into the Merger Agreement, each Acquiror Stockholder has agreed, to enter into this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

            VOTING OF PROVIDENCE JOURNAL SHARES AND ACQUIROR SHARES
            -------------------------------------------------------

          SECTION 1.1.  Voting Agreement.  (a) Each PJC Stockholder hereby
                        ----------------
agrees that during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, such PJC Stockholder shall vote his, her or its Providence Journal Shares: (i) in favor of the Merger, the Merger Agreement (as amended from time to time) and the other transactions contemplated by the Merger Agreement, the Preemptive Rights Waiver Amendment and, if applicable, the Alternate Merger Agreement (as amended from time to time), and the transactions contemplated by the Alternate Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between the Company or any of its Cable Subsidiaries and any person or entity other than Acquiror, or any other action or agreement, that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or the Alternate Merger Agreement, as the case may be, or that would result in any of the conditions to the obligations of the Company under the Merger Agreement or the Alternate Merger Agreement, as the case may be, not being fulfilled, and (iii) in favor of any other matter relating to the consummation of the transactions contemplated by the Merger Agreement or the Alternate Merger Agreement, as the case may be. Each PJC Stockholder acknowledges receipt and review of a copy of the Merger Agreement (which contains a copy of the Alternate Merger Agreement).

          (b) Each Acquiror Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of Acquiror, however called, and in any action by consent of the stockholders of Acquiror, such Acquiror Stockholder shall vote his, her or its Acquiror Shares: (i) in favor of the Merger, the Recapitalization Amendment, the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement, and, if applicable, the Alternate Merger Agreement and the other transactions contemplated by the Alternate Merger Agreement, (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Acquiror under the Merger Agreement or the Alternate Merger Agreement, as the case may be, or that would result in any of the conditions to the obligations of Acquiror under the Merger Agreement or the Alternate Merger

Agreement, as the case may be, not being fulfilled and (iii) in favor of any other matter relating to the consummation of the transactions contemplated by the Merger Agreement and the Alternate Merger Agreement, as the case may be. Each Acquiror Stockholder acknowledges receipt and review of a copy of the Merger Agreement (which contains a copy of the Alternate Merger Agreement).

          (c) Anything herein to the contrary notwithstanding, the parties hereto acknowledge and agree that nothing contained in this Agreement shall be deemed to require an Acquiror Stockholder who is a director of Acquiror or a PJC Stockholder who is a director of the Company to take any action or refrain from taking any action in his or her capacity as such.


                                   ARTICLE 2

             REPRESENTATION AND WARRANTIES OF THE PJC STOCKHOLDERS
             -----------------------------------------------------

          Each PJC Stockholder hereby represents and warrants to Acquiror as follows:

          SECTION 2.1.  Authority Relative to This Agreement.  Such PJC
                        ------------------------------------
Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such PJC Stockholder and the consummation by such PJC Stockholder of the transactions contemplated hereby have been duly and validly authorized by such PJC Stockholder, and no other proceedings on the part of such PJC Stockholder are necessary to authorize the execution and delivery of this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such PJC Stockholder and, assuming the due authorization, execution and delivery hereof by each other party hereto, constitutes a legal, valid and binding obligation of such PJC Stockholder, enforceable against such PJC Stockholder in accordance with its terms.

          SECTION 2.2.  No Conflict.
                        -----------

          (a) The execution and delivery of this Agreement by such PJC Stockholder do not, and the performance of this Agreement by such PJC Stockholder shall not, (i) conflict with or violate any trust agreement, charter, by-laws or other instrument or organizational document of such PJC Stockholder (if any), (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such PJC Stockholder or by which such PJC Stockholder's Providence Journal Shares are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such PJC Stockholder's Providence Journal Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such PJC Stockholder is a party or by which such PJC Stockholder or such PJC Stockholder's Providence Journal Shares are bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Stockholder of such PJC Stockholder's obligations under this Agreement.

          (b) The execution and delivery of this Agreement by such PJC Stockholder do not, and the performance of this Agreement by such PJC Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, state, local or foreign regulatory body, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such PJC Stockholder of such PJC Stockholder's obligations under this Agreement.

          SECTION 2.3.  Title to the Providence Journal Shares. Such PJC
                        --------------------------------------
Stockholder is the owner of the Providence Journal Shares set forth opposite his, her or its name on Exhibit B free and clear of all security interests,
                        ---------
liens, claims , pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever. Such PJC Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to such Providence Journal Shares. Such PJC Stockholder has sole voting power with respect to such Providence Journal Shares, and the person(s) executing this Agreement have the power to direct the voting of such Providence Journal Shares.

                                   ARTICLE 3

          REPRESENTATION AND WARRANTIES OF THE ACQUIROR STOCKHOLDERS
          ----------------------------------------------------------

          Each Acquiror Stockholder hereby represents and warrants to the Company as follows:

          SECTION 3.1.  Authority Relative to This Agreement.  Such Acquiror
                        ------------------------------------
Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Acquiror Stockholder and the consummation by such Acquiror Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Acquiror Stockholder, and no other proceedings on the part of such Acquiror Stockholder are necessary to authorize the execution and delivery of this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Acquiror Stockholder and, assuming the due authorization, execution and delivery hereof by each other party hereto, constitutes a legal, valid and binding obligation of such Acquiror Stockholder enforceable against such Acquiror Stockholder in accordance with its terms.

          SECTION 3.2.  No Conflict.
                        -----------

          (a) The execution and delivery of this Agreement by such Acquiror Stockholder do not, and the performance of this Agreement by such Acquiror Stockholder shall not, (i) conflict with or violate any trust agreement, charter, by-laws or other instrument or organizational document of such Acquiror Stockholder (if any), (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Acquiror Stockholder or by which such Acquiror Stockholder's Acquiror Shares are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Acquiror Stockholder's Acquiror Shares pursuant to, any note, bond, mortgage, indenture contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Acquiror Stockholder is a party or by which such Acquiror Stockholder or by which such Acquiror Stockholder's Acquiror Shares are bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Acquiror Stockholder of such Acquiror Stockholder's obligations under this Agreement.

          (b) The execution and delivery of this Agreement by such Acquiror Stockholder do not, and the performance of this Agreement by such Acquiror Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, state, local or foreign regulatory body, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Acquiror Stockholder of such Acquiror Stockholder's obligations under this Agreement.

          SECTION 3.3.  Title to the Acquiror Shares. Such Acquiror Stockholder
                        ----------------------------
is the owner of the Acquiror Shares set forth opposite his, her or its name on Exhibit A. Such Acquiror Stockholder has sole voting power with respect to such
---------
Acquiror Shares or has the power to direct the voting of such Acquiror Shares.

                                   ARTICLE 4

                       COVENANTS OF THE PJC STOCKHOLDERS
                       ---------------------------------

          SECTION 4.1.  No Inconsistent Agreement.  Each PJC Stockholder hereby
                        -------------------------
covenants and agrees that, except as contemplated by this Agreement, such PJC Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to such PJC Stockholder's Providence Journal Shares which is inconsistent with this Agreement.

          SECTION 4.2.  Transfer of Title.  Each PJC Stockholder hereby
                        -----------------
covenants and agrees that such PJC Stockholder shall not transfer ownership of any of its Providence Journal Shares unless the transferee agrees in writing to be bound by the terms and conditions of this Agreement.

                                   ARTICLE 5

                    COVENANTS OF THE ACQUIROR STOCKHOLDERS
                    --------------------------------------

          SECTION 5.1.  No Inconsistent Agreement.  Each Acquiror Stockholder
                        -------------------------
hereby covenants and agrees that, except as contemplated by this Agreement, such Acquiror Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to such Acquiror Stockholder's Acquiror Shares which is inconsistent with this Agreement.

          SECTION 5.2.  Transfer of Title.  Each Acquiror Stockholder hereby
                        -----------------
covenants and agrees that such Acquiror Stockholder shall not transfer ownership of more than 10% of such Acquiror Stockholder's Acquiror Shares unless the transferee agrees in writing to be bound by the terms and conditions of this Agreement; provided, however, from and after the date on which the holders of at
           --------  -------
least 50.1% (the "Required Percentage") of the combined voting power of the Acquiror Common Stock and the Acquiror Series A Preferred Stock have become parties to this Agreement, no Acquiror Stockholder shall transfer ownership of any of such Acquiror Stockholder's Acquiror Shares if, after giving effect to such transfer, the Required Percentage of Acquiror Stockholders would no longer be bound by the terms of this Agreement.

                                   ARTICLE 6

                                 MISCELLANEOUS
                                 -------------

          SECTION 6.1.  Termination.  This Agreement shall terminate on the
                        -----------
earlier to occur of (i) the consummation of the Merger Transactions, (ii) December 31, 1995 and (iii) the termination of the Merger Agreement (or, if applicable, the Alternate Merger Agreement).

          SECTION 6.2.  Specific Performance.  The parties hereto agree that
                        --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          SECTION 6.3.  Entire Agreement.  This Agreement constitutes the entire
                        ----------------
agreement between the parties and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

          SECTION 6.4.  Amendment.  This Agreement may not be amended except by
                        ---------
an instrument in writing signed by all of the parties hereto.

          SECTION 6.5.  Severability.  If any term or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable or being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 6.6.  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of law applicable hereto.

          SECTION 6.7.  Descriptive Headings.  The descriptive headings herein
                        --------------------
are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          SECTION 6.8.  Jurisdiction.  The parties accept, generally and
                        ------------
unconditionally, the exclusive jurisdiction of the State of Rhode Island or the Commonwealth of Massachusetts in any action, suit or proceeding of any kind which arises out of or by reason of this Agreement or any agreements contemplated hereby.

          SECTION 6.9.  Counterparts.  This Agreement may be executed in
                        ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          SECTION 6.10  Notices.  All notices and other communications hereunder
                        -------
shall be in writing and shall be deemed to have been duly given when delivered in person, by telecopy with answerback, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows: (a) if to any PJC Stockholder or Acquiror Stockholder, to him, her or it at the location listed below such PJC Stockholder's or Acquiror Stockholder's name on the signature pages hereof, (ii) if to Acquiror, to it at The Pilot House, Lewis Wharf, Boston, MA 02110, telecopy (617) 742-0530, attention: Amos B. Hostetter, Jr., and (iii) if to the Company, to it at 75 Fountain Street, Providence, RI 02902, telecopy (401) 277-7889, attention: Stephen Hamblett and John L. Hammond, Esq., or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery. Any notice or communication sent by telecopy or by air courier shall be deemed effective on the first business day at the place at which such notice or communication is received following the day on which such notice or communication was sent. Any notice or communication sent by registered or certified mail shall be deemed effective on the fifth business day at the place from which such notice or communication was mailed following the day in which such notice or communication was mailed.

          SECTION 6.11  Assignment.  This Agreement shall not be assigned by
                        ----------
operation of law or otherwise.

          SECTION 6.12  Parties in Interest.  This Agreement shall be binding
                        -------------------
upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                     CONTINENTAL CABLEVISION, INC.



                                     By:/s/ Amos B. Hostetter, Jr.
                                        --------------------------
                                        Name:
                                        Title:


                                     PROVIDENCE JOURNAL COMPANY



                                     By:/s/ Stephen Hamblett
                                        --------------------------
                                        Name:
                                        Title:


                                     ACQUIROR STOCKHOLDERS:

                                     /s/ Amos B. Hostetter, Jr.
                                     ---------------------------------
                                     Amos B. Hostetter, Jr., not in his
                                     individual capacity but solely in his
                                     capacity as Trustee of the Amos B.
                                     Hostetter, Jr. 1989 Trust

                                     Address for notices:

                                     The Pilot House, Lewis Wharf
                                     Boston, MA  02110
                                     Attn: Amos B. Hostetter, Jr.



                                     /s/ Timothy P. Neher
                                     ------------------------------
                                     Timothy P. Neher, not in his individual
                                     capacity but solely in his capacity as
                                     Trustee of the Amos B. Hostetter, Jr. 1989
                                     Trust

                                     Address for notices:

                                     The Pilot House, Lewis Wharf
                                     Boston, MA  02110
                                     Attn: Amos B. Hostetter, Jr.


                                     PROVIDENCE JOURNAL COMPANY STOCKHOLDERS:


                                     /s/ John A. Bowers
                                     -----------------------------
                                     John A. Bowers

                                     Address for notices:

                                     2 Maryland Drive
                                     West Warwick, RI  02893



                                     /s/ Harry Dyson
                                     ------------------------------
                                     Harry Dyson

                                     Address for notices:

                                     24 Metcalf Drive
                                     Cumberland, RI  02864



                                     /s/ Stephen Hamblett
                                     ------------------------------
                                     Stephen Hamblett

                                     Address for notices:

                                     35 Benefit Street
                                     Providence, RI  02906

                                     /s/ Trygve E. Myhren
                                     -------------------------------
                                     Trygve E. Myrhen

                                     Address for notices:

                                     30 Apple Tree Lane
                                     Barrington, RI  02806


                                     /s/ James F. Stack
                                     ------------------------------
                                     James F. Stack

                                     Address for notices:

                                     5 Highridge Drive
                                     Lincoln, RI  02865


                                     /s/ Joel N. Stark
                                     -----------------------------
                                     Joel N. Stark

                                     Address for notices:

                                     137 Briarcliff Avenue
                                     Warwick, RI  02889


                                     /s/ James V. Wyman
                                     -----------------------------
                                     James V. Wyman

                                     Address for notices:

                                     6 Barway Lane
                                     Cumberland, RI  02864

                                   Exhibit A
                                   ---------

                                 Acquiror           Acquiror       Acquiror
                                 Class A            Class B        Preferred
                               Common Stock       Common Stock      Stock
                               ------------       ------------     ---------
Amos B. Hostetter, Jr.,
not in his individual
capacity but solely in
his capacity as Trustee
of the Amos B. Hostetter,
Jr. 1989 Trust                                     1,713,742

                                   Exhibit B
                                   ---------

                                           Providence         Providence
                                             Journal            Journal
                                             Class A            Class B
                                           Common Stock       Common Stock
                                           ------------       ------------
John A. Bowers                                   1

Harry Dyson                                      4

Stephen Hamblett                               156                    148

Trygve Myhren                                    3

James Stack                                      2

Joel Stark                                       3

James Wyman                                      6